                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)    May 13, 2008
                                                --------------------------------

                               ELECSYS CORPORATION
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              (Exact name of registrant as specified in its charter)

      KANSAS                       0-22760                       48-1099142
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(State or other jurisdiction      (Commission                (IRS Identification
   of incorporation)              File Number)                   Employer No.)

      846 N. Mart-Way Court, Olathe, Kansas                          66061
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     (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code         (913) 647-0158
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                                Not Applicable
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         (Former  name or former  address,  if changed  since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain  Officers;  Election of  Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

     Elecsys  Corporation (the "Company")  announced today that Phil Schoettlin,
Vice President of Sales of its DCI, Inc. subsidiary, left the Company on May 13,
2008. The Company also announced that Robert O'Conor will be joining the Company as Executive Vice President of Business  Development of its DCI, Inc. subsidiary effective May 27, 2008.

     The Company has  entered  into a letter  agreement  with Mr.  O'Conor,  the principle terms of which include:

  (i)     annual compensation consisting of a base salary of $150,000, and until
          March 31, 2008, commissions equal to 0.1% of total sales (exclusive of sales to subsidiaries of the Company);
  (ii)    a grant of 2,500 shares of the Company's common stock;
  (iii)   a grant of 24,000 options to purchase the Company's common stock at an exercise  price equal to the  closing  market  price of the  Company's common stock on the date of grant (May 27, 2008) and vesting in equal parts on each of May 27, 2009, 2010 and 2011;
  (iv)    beginning  in  April  2009,   an  annual  bonus  based   primarily  on
          profitability goals approved by the Company's Board of Directors; and
  (v)     participation in all of the Company's employee benefit programs.

A press release  announcing  the hiring of Mr.  O'Conor and the departure of Mr.
Schoettlin is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

      (c) EXHIBITS. The following exhibits are filed herewith:

      99.1  Press Release dated May 15, 2008.

SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

 Date:  May 15, 2008                 ELECSYS CORPORATION

                                     By:   /s/ Todd A. Daniels
                                        --------------------------------------
                                        Todd A. Daniels
                                        Vice President and Chief Financial
                                        Officer

                                  EXHIBIT INDEX

Exhibit Number        Description

   99.1               Press release dated May 15, 2008